Exhibit 99.1

Contact: Mike Drickamer

Patterson-UTI Vice President, Investor Relations

(281) 765-7170

Patterson-UTI Energy Completes Acquisition of Ulterra Drilling Technologies

HOUSTON – August 14, 2023 – Patterson-UTI Energy, Inc. (NASDAQ: PTEN) (“Patterson-UTI”), a leading provider of drilling and completions services in the United States, today announced it has completed the acquisition of Ulterra Drilling Technologies, L.P. (“Ulterra”), a global provider of specialized drill bit solutions. Total consideration for the acquisition, on a cash-free, debt-free basis, included $370 million of cash and 34.9 million shares of Patterson-UTI common stock.

Andy Hendricks, Chief Executive Officer of Patterson-UTI, commented, “We extend a warm welcome to the talented team at Ulterra as they join Patterson-UTI Energy. Our shared culture of innovation and commitment to superior service quality make this a truly exciting combination. Ulterra's industry-leading position in the North American PDC drill bit market complements Patterson-UTI's longstanding history of operational excellence and innovation. This strategic acquisition, along with our recent announcement to merge with NexTier Oilfield Solutions, further advances our strategy to enhance our positions in drilling and completions.

“The addition of Ulterra to Patterson-UTI Energy's service portfolio provides a number of key advantages. First, Ulterra’s growing presence in the Middle East broadens our geographic footprint and facilitates stronger relationships with key customers in this dynamic international market. Second, Ulterra’s data-centric approach to manufacturing, operations, and marketing, reflected in their proprietary BitHub™ data platform, complements Patterson-UTI’s PTEN+ data platform. We believe the combination of data systems from Patterson-UTI, NexTier, and Ulterra will create the most comprehensive set of data for drilling and completions in the United States, enhancing our analytics capabilities and allowing us to better support our customers’ objectives to improve well economics.”

About Patterson-UTI Energy, Inc.

Patterson-UTI is a leading provider of oilfield services and products to oil and natural gas exploration and production companies in the United States and other select countries, including contract drilling, pressure pumping and directional drilling services. For more information, visit www.patenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s current beliefs, expectations or intentions regarding future events. Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements, including statements regarding Patterson-UTI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. The statements include, without limitation, projections as to the anticipated benefits of the Ulterra acquisition and the proposed merger of Patterson-UTI and NexTier Oilfield Solutions Inc. (“NexTier”), the impact of the transactions on Patterson-UTI’s future financial and operating results, and synergies from the transactions, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Patterson-UTI’s control. These factors and risks include, but are not limited to, adverse oil and natural gas industry conditions; global economic conditions, including inflationary pressures and risks of economic downturns or recessions in the United States and elsewhere; volatility in customer spending and in oil and natural gas prices that could adversely affect demand for Patterson-UTI’s services and their associated effect on rates; excess availability of land drilling rigs, pressure pumping and directional drilling equipment, including as a result of reactivation, improvement or construction; competition and demand for Patterson-UTI’s services; the impact of the ongoing conflict in Ukraine; strength and financial resources of competitors; utilization, margins and planned capital expenditures; liabilities from operational risks for which Patterson-UTI does not have and receive full indemnification or insurance; operating hazards attendant to the oil and natural gas business; failure by customers to pay or satisfy their contractual obligations (particularly with respect to fixed-term contracts); the ability to realize backlog; specialization of methods, equipment and services and new technologies, including the ability to develop and obtain satisfactory returns from new technology; the ability to retain management and field personnel; loss of key customers; shortages, delays in delivery, and interruptions in supply, of equipment and materials; cybersecurity events; synergies, costs and financial and operating impacts of acquisitions and the NexTier proposed merger; difficulty in building and deploying new equipment; governmental regulation; climate legislation, regulation and other related risks; environmental, social and governance practices, including the perception thereof; environmental risks and ability to satisfy future environmental costs; technology-related disputes; legal proceedings and actions by governmental or other regulatory agencies; the ability to effectively identify and enter new markets; public health crises, pandemics and epidemics; weather; operating costs; expansion and development trends of the oil and natural gas industry; ability to obtain insurance coverage on commercially reasonable terms; financial flexibility; interest rate volatility; adverse credit and equity market conditions; availability of capital and the ability to repay indebtedness when due; our return of capital to stockholders; stock price volatility; and compliance with covenants under Patterson-UTI’s debt agreements; and other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Patterson-UTI’s, NexTier’s and Ulterra’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transactions; the risk associated with Patterson-UTI’s and NexTier’s ability to obtain the approval of the proposed merger by their shareholders required to consummate the proposed merger and the timing of the closing of the proposed merger, including the risk that the conditions to the proposed merger are not satisfied on a timely basis or at all and the failure of the proposed merger to close for any other reason; unanticipated difficulties or expenditures relating to the transactions; the response of shareholders, business partners and retention as a result of the announcement and completion of the transactions; and the diversion of management time on transaction related issues.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s SEC filings, which are available through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov, or Patterson-UTI’s website at http://www.patenergy.com. Patterson-UTI undertakes no obligation to publicly update or revise any forward-looking statement.

Important Information for Stockholders

In connection with the proposed merger of Patterson-UTI and NexTier, Patterson-UTI has filed, and the SEC declared effective on July 31, 2023, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of Patterson-UTI and NexTier and a prospectus of Patterson-UTI (the “Joint Proxy Statement/Prospectus”). Patterson-UTI and NexTier commenced the mailing of the Joint Proxy Statement/Prospectus to Patterson-UTI’s stockholders and NexTier’s stockholders on or about August 1, 2023. Each of Patterson-UTI and NexTier also may file other relevant documents with the SEC regarding the proposed merger. No offering of securities shall be made, except by means of the Joint Proxy Statement/Prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders are able to obtain free copies of these documents and other documents containing important information about Patterson-UTI and NexTier once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI are available free of charge on Patterson-UTI’s website at http://www.patenergy.com or by contacting Patterson-UTI’s Investor Relations Department by phone at (281) 765-7170. Copies of the documents filed with the SEC by NexTier are available free of charge on NexTier’s website at https://nextierofs.com or by contacting NexTier’s Investor Relations Department by phone at (346) 242-0519.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.